UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21309
Advent Claymore Convertible Securities and Income Fund
 (Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
 (Address of principal executive offices) (Zip code)

Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
 (Name and address of agent for service)
Registrant’s telephone number, including area code:  (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period: November 1, 2017 - October 31, 2018

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund’s transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences” or call 1-866-488-3559.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GUGGENHEIMINVESTMENTS.COM/AVK
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the 12 months ended October 31, 2018.
The mergers of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth & Income Fund (“LCM”) with and into AVK was completed prior to the opening of the New York Stock Exchange on August 27, 2018. More information about the mergers appear later in this report.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across four lines of business—long-only strategies, hedge funds, closed-end funds, and private credit. As of October 31, 2018, Advent managed approximately $9 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2018, the Fund generated a total return based on market price of -5.22% and a total return of -0.34% based on NAV. As of October 31, 2018, the Fund’s market price of $13.93 represented a discount of 14.01% to NAV of $16.20.

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DEAR SHAREHOLDER (Unaudited) continued	October 31, 2018

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid a distribution each month of the annual period. The most recent monthly distribution, $0.1172, represents an annualized distribution of 10.10% based upon the last closing market price of $13.93 on October 31, 2018.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 50 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 70 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund
 November 30, 2018

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QUESTIONS & ANSWERS (Unaudited)	October 31, 2018

The portfolio managers of Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the 12-month period ended October 31, 2018.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in nonconvertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
In connection with the mergers of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth and Income Fund (“LCM”) with and into the Fund in August 2018, the Fund adopted non-fundamental investment policies limiting investments in illiquid securities to 20% of managed assets and investments in private securities to 15% of managed assets. Private securities may be privately-offered convertible securities, privately-offered non-convertible income securities, and any attached or related privately-offered warrants or equity-linked securities. The Fund does not expect to invest more than 2.5% of its managed assets in any single private security at the time of investment.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

Discuss Advent’s investment approach.
Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S. dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.
These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
As mentioned, the Fund has adopted a non-fundamental investment policy allowing Advent to invest up to 15% of managed assets in private securities. Advent intends to invest in private securities primarily to enhance the Fund’s current income.
Can you elaborate on the merger?
In March 2018, the Boards of Trustees for each of the Fund, AGC and LCM, approved the merger of each of AGC and LCM into the Fund. Expected benefits for shareholders of all three funds included lower expense ratios, greater secondary market trading liquidity, greater flexibility in leverage management, and other benefits resulting from a single larger fund entity.
Shareholders of each of AGC, LCM and the Fund approved the mergers at a meeting in July 2018, and the mergers closed prior to market open on August 27, 2018. Shareholders of each of AGC and LCM received new shares of the Fund based on NAV ratios as of August 24, 2018.
Each fund had similar (but not identical) investment policies. Each fund emphasized investments in convertible securities and non-convertible income-producing securities, combined with a strategy of writing (selling) covered call options on a portion of the securities held in the fund’s portfolio, thus generating option writing premiums. The Fund’s investment objective continues to be to provide total return through a combination of capital appreciation and current income.
No fundamental investment policies of the Fund has changed as a result of the mergers. The Fund will continue to invest at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income-producing securities with at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income-producing securities.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

Please describe the economic and market environment over the last 12 months.
Corporate bond and equity markets acted in differing fashions as the fiscal year progressed. For most of the fiscal year, a strong U.S. economy helped by tax reform, strong enterprise and consumer spending, and surging corporate profits powered equity and convertible bond markets higher. Except for a correction in January which seemed to have origins in inflation fears, the U.S. equity market continued higher for most months through the summer of 2018. U.S. unemployment continued falling, powering consumer confidence higher, and various manufacturing indicators, such as capacity utilization and purchasing manager indices, extended positive trends. While the Treasury bond markets were limited by continued U.S. Federal Reserve (the “Fed”) rate hikes, the U.S. high-yield market managed to offset this through the summer, as corporate profits helped credit spreads lessen.
Later in the fiscal year, however, the cumulation of a number of individual market developments conspired to create a second market correction, whose outcome remains uncertain as the fiscal year closed. Trade negotiation tensions between the U.S. and China rose as the U.S. implemented threatened increases in tariffs for a large percentage of Chinese imports and signaled new tariffs on the remainder. Strong corporate profits, partly powered by lower corporate income tax rates, gave way to fear of difficult comparisons in the following year, especially as the industrial economy slowed in many foreign economies. A number of country-specific economic crises in emerging markets shook confidence in the emerging market bond and equity asset classes and risk assets in general. Prices for many commodities, notably crude oil, fell victim to decelerating global demand and the rising dollar, hurting equities and corporate bond prices. Fears of tightening financial conditions became an issue in corporate bond markets.
This all said, the U.S. economy thus far, while affected in sectors with higher Chinese or emerging market exposure, has proven resilient, with third calendar quarter Gross Domestic Product remaining impressively high at 3.5%, confirmed in a final figure in late November. Consumer spending has remained robust and assisted the retail sector. Speculation of an intermediate-term end to Fed rate hikes may help interest-rate sensitive sectors such as banking, insurance, real estate, and housing, should the yield curve resteepen again, in a classic soft-landing scenario. Although European economies have notably decelerated during 2018, hurt by higher automotive emission regulations and lower export demand, valuations are attractive for the equity markets, and eventual resolution of the United Kingdom’s exit from the European Union and the Italian budget negotiations may help as the new fiscal year progresses. Fiscal and monetary stimulus from the Chinese authorities may help sentiment recover in China as trade negotiations continue.
How did the Fund perform in this environment?
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2018, the Fund generated a total return based on market price of -5.22% and a total return of -0.34% based on NAV. As of October 31, 2018, the Fund’s market price of $13.93 represented a discount of 14.01% to NAV of $16.20. As of October 31, 2017, the Fund’s market price of $16.09 represented a discount of 8.74% to NAV of $17.63.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What contributed to performance?
The Fund’s largest asset class, U.S. convertible bonds, had strong performance in the period as the ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index rose 3.67% for the fiscal year 2018. The U.S. equity market, illustrated by the Standard & Poor’s 500® (“S&P 500”) Index, advanced 7.35% with dividends reinvested in the year. The ratio of convertible returns to equity returns of 0.50 was slightly lower than past years and reflects the mix of the convertible bond universe toward mid and small-capitalization issuers, both of which had returns lower than the S&P 500 Index.
The U.S. high-yield corporate bond market returned 0.86% per the performance of the ICE BofA Merrill Lynch U.S. High Yield Index. Fed interest rate hikes took Treasury yields, one of the bases for valuation of corporate bonds, higher, offsetting most of the income generated.
Although international debt and equity indices generally performed worse in the fiscal year than U.S. ones, the introduction of more foreign investments in the Fund as a result of the mergers did not have an incremental negative effect on returns. Convertible index returns since the mergers were negative for both U.S. and global markets and were slightly more negative in the U.S. through the end of the fiscal year.
The Fund has continued in the just-completed fiscal year a policy of hedging the currency risk of securities issued in foreign currencies. During the fiscal year, the U.S. Dollar Index, a trade-weighted measure of the U.S. dollar’s performance relative to currencies of American trading partners, rose from 94.6 to 97.1, generally indicating that foreign-currency securities depreciated when translated back to U.S. dollars. Hedging activities of the Fund were able to recover much of this depreciation and took on a greater relevance as AVK assumed the global convertible securities of the Acquired Funds late in the fiscal year in a time while the U.S. dollar continued to rise.
Please discuss the Fund’s distributions.
The Fund paid a distribution each month of the period. The most recent monthly distribution, $0.1172, represents an annualized distribution of 10.10% based upon the last closing market price of $13.93 on October 31, 2018.
The Fund currently anticipates that some of the 2018 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2018 will be reported to shareholders in January 2019 on form 1099-DIV.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

Payable Date	Amount
November 30, 2017	$0.1154
December 29, 2017	$0.1160
January 31, 2018	$0.1164
February 28, 2018	$0.1170
March 29, 2018	$0.1172
April 30, 2018	$0.1172
May 31, 2018	$0.1172
June 29, 2018	$0.1172
July 31, 2018	$0.1172
August 23, 2018	$0.1172
September 28, 2018	$0.1172
October 31, 2018	$0.1172
Total	$1.4024

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(n) on page 50 for more information on distributions for the period.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of October 31, 2018, consisted of $387 million in borrowings and reverse repurchase agreements with a related average interest rate of 3.31%, and was approximately 41% of the Fund’s total managed assets. During the fiscal year, the Fund refinanced its prior line of

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

credit, entered into new fixed-rate terms for a substantial majority of the borrowings, and assumed the borrowings and reverse repurchase agreement financing of AGC and LCM as part of the mergers.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was below the cost of leverage for the 12 months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund’s covered call strategy?
Volatility during the fiscal year 2018 increased from the low levels that prevailed in the prior year. The CBOE VIX Volatility Index, or “VIX” for its ticker, averaged 14.8, rebounding from a multi-year low in fiscal 2017 of 11.7, and generally similar to levels prevailing prior to fiscal 2017. As volatility levels rose late in the fiscal year, with uncertainties introduced with U.S. midterm elections, tariff negotiations, economic slowdowns in certain foreign nations, and normalization of the Fed balance sheet, the Fund took advantage by writing more call options on equity positions. When volatility is higher, the income generated from call option writing is larger than at other times, making for a more favorable trade-off in deciding whether to cap upside participation in equities held.
How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2018, and what did this mean for performance?
On October 31, 2018, the Fund’s total investments were invested approximately 48.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.9% in corporate bonds; 9.1% in equities; 3.2% in cash and cash equivalents; and 1.0% in senior floating rate interests.
On October 31, 2017, the Fund’s total investments were invested approximately 47.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 39.5% in corporate bonds; 7.7% in equities; 3.9% in cash and cash equivalents; and 1.1% in senior floating rate interests.
Asset class allocations were broadly unchanged from the end of the prior fiscal year to the end of this fiscal year. In between, the Fund made a slightly higher allocation toward equities, sourced from convertibles and high-yield, as strong economic growth in the U.S. coupled with higher corporate profit growth due partly to tax reform led to more opportunities for capital appreciation in the equity markets. Higher borrowing costs also led the asset allocation sleeve to invest more capital in higher-dividend equities and less in convertibles and BB high-yield securities, where spreads had become less attractive. As the fiscal year reached a close, the investing environment became more difficult, with fears over trade wars, slowing global economic growth, a Fed intent on continuing to normalize short-term interest rates, and currency fluctuations all leading to higher risk premia. By fiscal year end, the Fund had reduced its equity position to a level similar to the start of the fiscal year and returned allocations to convertibles and high-yield.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

Although both of the Fund’s main asset classes had indices with positive returns for the fiscal year, the index returns were both at levels similar to or lower than the Fund’s borrowing costs, which limited NAV returns.
International investments rose from 13.0% at October 2017 to 22.1% at October 2018. A direct comparison is difficult to make as the Fund is now managed with an allocation to global convertible securities as a result of the mergers, and the Fund changed its country classification to reflect an issuer’s geographic risk rather than its country of incorporation, which reduced the international percentage. Although foreign equity markets generally performed worse than the U.S. equity market during the year, the returns from global convertible indices were slightly better (a lower loss) than that of U.S. convertible indices from the closing date of the merger until the end of the fiscal year. This is due to the lower delta and equity sensitivity of the global convertible universe compared to the domestic one.
Which investment decisions had the greatest effect on the Fund’s performance?
Contrasting with last year, when the discussion of positive contributors was centered around technology and Internet issuers, this year the largest winners came from a number of economic sectors. In health care, the Fund benefitted from a number of investments in the device, biopharmaceutical, and software subsegments. Exact Sciences Corp. (0.4% of long-term investments at period end), the marketer of the Cologuard colorectal cancer DNA test, entered into a copromotion agreement of Cologuard with drug giant Pfizer, vastly expanding the adoption potential of the product and resulting in a leap in the convertible bonds. Sarepta Therapeutics, Inc. and its convertible bonds (0.2% of long-term investments at period end) also performed very well after the company presented far better early-stage data of its microdystrophin gene therapy program at its analyst day, strongly making a case that a large market exists to address those with muscular dystrophy. Convertibles in health care consultation services provider Teladoc Health, Inc. (0.3% of long-term investments at period end) also did well as the company’s virtual care delivery platform increased penetration into more users, clinical providers, and payment mechanisms.
Stock in leading retailer Walmart, Inc. (0.6% of long-term investments at period end) performed well as the company executed better on its online initiatives and made a savvy well-received acquisition in India’s Flipkart Online Services. Convertible bonds of computing processor maker Advanced Micro Devices, Inc. (0.1% of long-term investments at period end) jumped as the company began having success with a number of new products, challenging competitors Intel and NVidia in their respective areas of dominance. Various straight bonds of Bausch Health Companies, Inc. (1.1% of long-term investments at period end), formerly known as Valeant Pharmaceuticals, appreciated as financial results stabilized and the company’s new management focused on debt reduction instead of more acquisitions, helping the credit. Finally, stock and warrants in Magnolia Oil & Gas Corp. (0.2% of long-term investments at period end), which began as a special purpose acquisition company TPG Energy, performed well as management made its blank check purchase and was applauded for pursuing a financial model of lower debt and free cash flow generation.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

Detractors were also interspersed throughout the investing universe. Mandatory convertibles of Altaba, Inc. (0.5% of long-term investments at period end), the former Yahoo!, with most of the value being stock in Chinese Internet giant Alibaba, declined as the Chinese economy slowed and markets feared the impact of the trade tensions between China and the U.S. This occurred despite Alibaba maintaining over 50% revenue growth throughout the year. Convertible bonds of the largest convertible issuer in the domestic market, Microchip Technology, Inc. (0.7% of long-term investments at period end), declined as the company ran into difficulties with its largest acquisition to date, Microsemi Corporation, and the leverage taken to effect the acquisition was a liability as the semiconductor industry entered into a downturn. The company’s longer-term track record on acquisitions has been excellent, and we believe the free cash flow generation will be substantial over coming quarters. Another large convertible issuer, DISH Network Corp. (0.5% of long-term investments at period end), fell during the year as a speculated acquisition by a larger telecommunications company to capture DISH’s large spectrum position did not occur, and DISH’s legacy business in rural satellite television began to experience net subscriber erosion.
Stock in casino operator Wynn Resorts Ltd. (0.4% of long-term investments at period end) also fell victim to the Chinese economy and corruption crackdowns as results out of the Macau and Las Vegas properties decelerated. Shares and straight bonds of heavy equipment lessor United Rentals, Inc. (0.7% of long-term investments at period end) fell as the company reported deceleration in its key metric of rental rate growth, though we believe the shares are distinctly undervalued currently. Mandatory convertibles in industrial and technology conglomerate Belden, Inc. (0.7% of long-term investments at period end) fell as the company experienced capacity constraints for industrial products and failed to realize a forecast acceleration in its broadcast equipment business.
Index Definitions
The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.
The ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.
The ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2018

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
The U.S. Dollar Index® (USDX) is an index that determines the relative value of the U.S. dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.
AVK Risks and Other Considerations
The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.
Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	October 31, 2018

Fund Statistics
Share Price	$13.93
Net Asset Value	$16.20
Discount to NAV	-14.01%
Net Assets ($000)	$559,440

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED October 31, 2018
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Claymore
Convertible Securities &
Income Fund
NAV	(0.34%)	5.78%	2.89%	10.22%
Market	(5.22%)	8.19%	2.76%	8.88%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	71.0%
Corporate Bonds	63.7%
Common Stocks	15.4%
Convertible Preferred Stocks	11.1%
Money Market Fund	5.4%
Senior Floating Rate Interests	1.6%
Warrant	0.0%*
Written Options	-0.1%
Total Investments	168.1%
Other Assets & Liabilities, net	(68.1%)
Net Assets	100.0%
Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.
The above summaries are provided for informational purposes only and should not be viewed as recommendations.
* Amount is less than 0.1%.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2018

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2018, 59% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.

Country Breakdown	(% of Long-Term Investments)
United States	77.9%
Cayman Islands	3.9%
Canada	3.4%
United Kingdom	2.5%
Bermuda	2.0%
Netherlands	1.9%
France	1.8%
Japan	1.5%
Panama	0.7%
Luxembourg	0.5%
Greece	0.4%
New Zealand	0.4%
Jersey	0.4%
Germany	0.4%
Australia	0.4%
Switzerland	0.3%
Monaco	0.3%
China	0.3%
Virgin Islands	0.2%
Israel	0.2%
India	0.2%
Austria	0.2%
Italy	0.1%
Vietnam	0.1%
Subject to change daily.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS		October 31, 2018

	Shares	Value

COMMON STOCKS† – 15.4%
Consumer, Cyclical – 4.9%
Carnival Corp.[1]	110,000	$ 6,164,400
Walmart, Inc.	50,000	5,014,000
General Motors Co.[1]	100,000	3,659,000
Macy’s, Inc.[1]	105,000	3,600,450
Wynn Resorts Ltd.[1]	33,617	3,381,870
Lowe’s Companies, Inc.[1]	30,000	2,856,600
Delta Air Lines, Inc.	52,000	2,845,960
Total Consumer, Cyclical		27,522,280

Consumer, Non-cyclical – 2.7%
Gilead Sciences, Inc.	90,000	6,136,200
Bunge Ltd.[1]	58,500	3,615,300
United Rentals, Inc.*	23,500	2,821,645
GlaxoSmithKline plc ADR[1]	70,000	2,734,200
Total Consumer, Non-cyclical		15,307,345

Financial – 2.4%
PNC Financial Services Group, Inc.[1]	35,000	4,497,150
Welltower, Inc. REIT[1]	50,000	3,303,500
Synchrony Financial[1]	108,000	3,119,040
Morgan Stanley[1]	50,000	2,283,000
Total Financial		13,202,690

Industrial – 2.2%
United Parcel Service, Inc. — Class B1	52,980	5,644,489
Lockheed Martin Corp.[1]	19,000	5,583,150
BAE Systems plc	180,000	1,209,314
Total Industrial		12,436,953

Communications – 1.5%
AT&T, Inc.[1]	140,000	4,295,200
Facebook, Inc. — Class A*,1	25,000	3,794,750
Total Communications		8,089,950

Energy – 1.2%
BP plc ADR[1]	130,000	5,638,100
Magnolia Oil & Gas Corp.*	105,000	1,307,250
Total Energy		6,945,350

Basic Materials – 0.5%
LyondellBasell Industries N.V.*	28,100	2,508,487
Total Common Stocks
(Cost $90,038,328)		86,013,055

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 11.1%
Industrial – 2.7%
Stanley Black & Decker, Inc.
5.38% due 05/15/20[1]	75,268	$ 6,905,839
Belden, Inc.
6.75% due 07/15/19[1]	88,245	6,555,721
Fortive Corp.
5.00% due 07/01/21[1]	1,334	1,309,321
Total Industrial		14,770,881

Financial – 2.5%
Bank of America Corp.
7.25%[6]	4,000	5,085,200
Crown Castle International Corp.
6.88% due 08/01/20[1]	4,467	4,668,015
Welltower, Inc.
6.50%[1,6]	30,708	1,891,613
QTS Realty Trust, Inc.
6.50%[1,6]	14,916	1,466,541
Assurant, Inc.
6.50% due 03/15/21[1]	9,490	1,014,891
Total Financial		14,126,260

Consumer, Non-cyclical – 2.5%
Becton Dickinson and Co.
6.13% due 05/01/20[1]	165,954	9,736,521
Bunge Ltd.
4.88%[1,6]	42,388	4,387,158
Total Consumer, Non-cyclical		14,123,679

Utilities – 1.6%
CenterPoint Energy, Inc.
7.00% due 09/01/21[1]	87,510	4,342,246
NextEra Energy, Inc.
6.12% due 09/01/19	40,349	2,340,242
Sempra Energy
6.75% due 07/15/21[1]	21,204	2,116,592
Total Utilities		8,799,080

Energy – 1.2%
Hess Corp.
8.00% due 02/01/19[1]	70,743	4,514,542
Nabors Industries Ltd.
6.00% due 05/01/21*,1	63,355	2,341,132
Total Energy		6,855,674

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 11.1% (continued)
Basic Materials – 0.6%
International Flavors & Fragrances, Inc.
6.00% due 09/15/21[1]	57,080	$ 3,286,667
Total Convertible Preferred Stocks
(Cost $65,032,524)		61,962,241

WARRANT† – 0.0%
Magnolia Oil & Gas Corp.
$11.50, expiring 06/21/22	69,999	235,196
Total Warrant
(Cost $164,634)		235,196

MONEY MARKET FUND† – 5.4%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Share Class 2.05%[2]	30,167,865	30,167,865
Total Money Market Fund
(Cost $30,167,865)		30,167,865

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0%
Technology – 16.1%
Workday, Inc.
0.25% due 10/01/22[1]	6,818,000	7,607,040
Rapid7, Inc.
1.25% due 08/01/23[1,3]	6,678,000	7,315,342
Microchip Technology, Inc.
1.63% due 02/15/27[1]	6,219,000	5,909,847
DocuSign, Inc.
0.50% due 09/15/23[1,3]	5,584,000	5,262,920
Splunk, Inc.
0.50% due 09/15/23[1,3]	5,460,000	5,252,848
Lumentum Holdings, Inc.
0.25% due 03/15/24[1]	3,642,000	4,150,365
ServiceNow, Inc.
due 06/01/22[1,4]	2,810,000	3,979,758
Splunk, Inc.
1.13% due 09/15/25[1,3]	4,000,000	3,796,296
Xero Investments Ltd.
2.38% due 10/04/23[1]	4,000,000	3,669,468
Teradyne, Inc.
1.25% due 12/15/23[1]	2,725,000	3,428,843
Nutanix, Inc.
due 01/15/23[1,3,4]	3,072,000	3,391,721
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	3,331,000	3,376,501
ams AG
0.88% due 09/28/22[1]	4,000,000	3,074,056

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Technology – 16.1% (continued)
Akamai Technologies, Inc.
0.13% due 05/01/25[1,3]	2,856,000	$ 2,793,525
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	2,338,000	2,766,441
ON Semiconductor Corp.
1.63% due 10/15/23[1]	2,523,000	2,752,616
Micron Technology, Inc.
3.00% due 11/15/43[1]	2,002,000	2,613,603
Intel Corp.
3.25% due 08/01/39[1]	854,000	1,940,130
STMicroelectronics N.V.
0.25% due 07/03/24[1]	1,800,000	1,856,731
Synaptics, Inc.
0.50% due 06/15/22[1]	1,957,000	1,751,515
Nuance Communications, Inc.
1.25% due 04/01/25[1]	1,649,000	1,661,760
New Relic, Inc.
0.50% due 05/01/23[1,3]	1,505,000	1,583,167
Apptio, Inc.
0.88% due 04/01/23[3]	1,470,000	1,410,480
Western Digital Corp.
1.50% due 02/01/24[1,3]	1,479,000	1,250,348
CSG Systems International, Inc.
4.25% due 03/15/36[1]	1,201,000	1,233,225
Citrix Systems, Inc.
0.50% due 04/15/19[1]	837,000	1,187,921
Envestnet, Inc.
1.75% due 06/01/23[1,3]	1,137,000	1,146,238
Evolent Health, Inc.
1.50% due 10/15/25[1,3]	1,126,000	1,088,842
MongoDB, Inc.
0.75% due 06/15/24[1,3]	755,000	1,014,783
Advanced Micro Devices, Inc.
2.13% due 09/01/26	388,000	924,802
ASM Pacific Technology Ltd.
2.00% due 03/28/19	HKD 6,000,000	759,624
Inphi Corp.
1.13% due 12/01/20[1]	355,000	372,750
Total Technology		90,323,506

Communications – 11.6%
Ctrip.com International Ltd.
1.99% due 07/01/25[1]	4,000,000	3,979,196
1.00% due 07/01/20[1]	3,799,000	3,600,950
Weibo Corp.
1.25% due 11/15/22[1,3]	7,742,000	6,906,909

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Communications – 11.6% (continued)
Booking Holdings, Inc.
0.35% due 06/15/20[1]	2,504,000	$ 3,621,831
0.90% due 09/15/21[1]	2,153,000	2,492,726
Liberty Media Corp.
1.38% due 10/15/23[1]	4,230,000	4,888,188
DISH Network Corp.
3.38% due 08/15/26[1]	4,732,000	4,227,805
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[1,3]	4,208,000	4,194,955
Palo Alto Networks, Inc.
0.75% due 07/01/23[1,3]	4,272,000	4,171,493
Twitter, Inc.
0.25% due 06/15/24[1,3]	3,520,000	3,309,258
Zendesk, Inc.
0.25% due 03/15/23[1,3]	2,703,000	2,973,567
FireEye, Inc.
0.88% due 06/01/24[1,3]	2,670,000	2,818,519
GCI Liberty, Inc.
1.75% due 09/30/46[1,3]	2,508,000	2,711,499
Infinera Corp.
2.13% due 09/01/24[1]	2,624,000	2,322,240
Inmarsat plc
3.88% due 09/09/23[1]	2,000,000	2,237,480
IAC FinanceCo, Inc.
0.88% due 10/01/22[1,3]	1,551,000	2,170,972
Wix.com Ltd.
due 07/01/23[3,4]	1,849,000	1,832,359
Quotient Technology, Inc.
1.75% due 12/01/22[1,3]	1,169,000	1,195,678
Twilio, Inc.
0.25% due 06/01/23[1,3]	930,000	1,162,231
Viavi Solutions, Inc.
1.00% due 03/01/24	1,070,000	1,154,758
Okta, Inc.
0.25% due 02/15/23[1,3]	788,000	1,075,889
CyberAgent, Inc.
due 02/19/25[4]	JPY 100,000,000	975,176
Etsy, Inc.
due 03/01/23[1,3,4]	689,000	916,370
Total Communications		64,940,049

Consumer, Non-cyclical – 11.2%
Ligand Pharmaceuticals, Inc.
0.75% due 05/15/23[1,3]	5,830,000	5,583,916

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Consumer, Non-cyclical – 11.2% (continued)
Jazz Investments I Ltd.
1.50% due 08/15/24[1]	3,000,000	$ 2,998,413
1.88% due 08/15/21[1]	2,028,000	2,138,905
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	3,832,000	4,007,919
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	3,168,000	3,742,491
Wright Medical Group, Inc.
1.63% due 06/15/23[1,3]	3,606,000	3,666,815
J Sainsbury plc
2.88%[1,6,7]	GBP 2,500,000	3,569,713
Exact Sciences Corp.
1.00% due 01/15/25[1]	2,874,000	3,364,017
NuVasive, Inc.
2.25% due 03/15/21[1]	2,790,000	3,123,182
Square, Inc.
0.50% due 05/15/23[1,3]	2,507,000	3,009,240
Illumina, Inc.
due 08/15/23[1,3,4]	1,842,000	1,937,191
0.50% due 06/15/21[1]	766,000	1,035,749
Insulet Corp.
1.38% due 11/15/24[1,3]	2,546,000	2,880,124
Teladoc Health, Inc.
1.38% due 05/15/25[1,3]	1,588,000	2,314,510
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1]	1,433,000	2,211,745
Anthem, Inc.
2.75% due 10/15/42[1]	435,000	1,652,859
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	1,010,000	1,547,232
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[1,3]	1,398,000	1,517,978
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1,3]	691,000	1,362,453
Qiagen N.V.
0.88% due 03/19/21[1]	1,000,000	1,303,900
China Conch Venture
due 09/05/23[4]	HKD 10,000,000	1,275,608
Bayer AG
0.05% due 06/15/20[1]	EUR 1,000,000	1,171,007
Nevro Corp.
1.75% due 06/01/21	1,121,000	1,066,142
Flexion Therapeutics, Inc.
3.38% due 05/01/24[1]	1,185,000	1,050,802
Medicines Co.
2.75% due 07/15/23	1,206,000	1,023,310
See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Consumer, Non-cyclical – 11.2% (continued)
Theravance Biopharma, Inc.
3.25% due 11/01/23[1]	1,000,000	$ 1,006,150
Nipro Corp.
due 01/29/21[1,4]	JPY 90,000,000	899,694
Insmed, Inc.
1.75% due 01/15/25[1]	1,068,000	807,580
Retrophin, Inc.
2.50% due 09/15/25[1]	596,000	580,256
Tilray, Inc.
5.00% due 10/01/23[1,3]	666,000	561,105
Total Consumer, Non-cyclical		62,410,006

Industrial – 9.1%
Greenbrier Companies, Inc.
2.88% due 02/01/24[1]	6,783,000	7,161,932
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24[1]	4,686,000	4,993,519
Dycom Industries, Inc.
0.75% due 09/15/21[1]	4,106,000	4,156,574
Vishay Intertechnology, Inc.
2.25% due 06/15/25[1,3]	4,421,000	3,980,240
Air Transport Services Group, Inc.
1.13% due 10/15/24[1]	3,572,000	3,268,841
Arconic, Inc.
1.63% due 10/15/19[1]	2,387,000	2,403,298
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	2,000,000	2,127,500
China Railway Construction Corporation Ltd.
due 01/29/21[1,4]	1,750,000	1,929,756
Airbus SE
due 06/14/21[1,4]	EUR 800,000	1,075,155
due 07/01/22[1,4]	EUR 600,000	818,991
Larsen & Toubro Ltd.
0.68% due 10/22/19	1,800,000	1,782,772
Implenia AG
0.50% due 06/30/22	CHF 1,720,000	1,731,510
OSI Systems, Inc.
1.25% due 09/01/22	1,860,000	1,707,586
Vinci S.A.
0.38% due 02/16/22[1]	1,600,000	1,700,144
Asia Cement Corp.
due 09/21/23[1,4]	1,627,000	1,643,218
Golar LNG Ltd.
2.75% due 02/15/22	1,500,000	1,540,500
Sika A.G.
0.15% due 06/05/25	CHF 1,480,000	1,529,363

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Industrial – 9.1% (continued)
Chart Industries, Inc.
1.00% due 11/15/24[1,3]	941,000	$ 1,216,190
MINEBEA MITSUMI, Inc.
due 08/03/22[4]	JPY 120,000,000	1,209,947
Buzzi Unicem SpA
1.38% due 07/17/19[1]	EUR 800,000	1,009,609
Shimizu Corp.
due 10/16/20[1,4]	JPY 110,000,000	983,937
Patrick Industries, Inc.
1.00% due 02/01/23[3]	1,135,000	959,784
CRRC Corporation Ltd.
due 02/05/21[1,4]	750,000	748,777
OSG Corp.
due 04/04/22[4]	JPY 50,000,000	639,289
Safran S.A.
due 12/31/20[1,4]	EUR 323,900	419,750
II-VI, Inc.
0.25% due 09/01/22[1]	280,000	288,680
Total Industrial		51,026,862

Financial – 8.8%
AXA S.A.
7.25% due 05/15/21[1,3]	7,126,000	7,328,236
Colony Capital, Inc.
3.88% due 01/15/21	3,625,000	3,450,337
5.00% due 04/15/23[1]	1,800,000	1,687,500
IH Merger Sub LLC
3.50% due 01/15/22[1]	3,399,000	3,652,225
3.00% due 07/01/19	1,091,000	1,309,746
Altaba, Inc.
due 12/01/18[1,4]	3,792,000	4,257,218
Blackstone Mortgage Trust, Inc.
4.38% due 05/05/22[1]	2,500,000	2,472,317
4.75% due 03/15/23[1]	1,541,000	1,522,087
PRA Group, Inc.
3.50% due 06/01/23[1]	2,119,000	2,009,409
3.00% due 08/01/20[1]	1,500,000	1,415,988
Air Lease Corp.
3.88% due 12/01/18	2,080,000	2,721,489
Goldman Sachs BDC, Inc.
4.50% due 04/01/22	2,700,000	2,646,502
SBI Holdings, Inc.
due 09/13/23[1,4]	JPY 230,000,000	2,277,867
Poseidon Finance 1 Ltd.
due 02/01/25[1,4]	2,124,000	2,083,589

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Financial – 8.8% (continued)
IMMOFINANZ AG
2.00% due 01/24/24[1]	EUR 1,300,000	$ 1,670,489
BofA Finance LLC
0.25% due 05/01/23[1]	1,653,000	1,492,907
Aurelius SE
1.00% due 12/01/20[1]	EUR 1,200,000	1,394,093
AYC Finance Ltd.
0.50% due 05/02/19[1]	1,270,000	1,286,669
Credit Agricole S.A.
due 10/03/19[1,4]	EUR 13,100	1,101,198
Extra Space Storage, LP
3.13% due 10/01/35[1,3]	987,000	1,066,003
Arbor Realty Trust, Inc.
5.25% due 07/01/21[3]	772,000	821,954
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	740,505
Redfin Corp.
1.75% due 07/15/23	750,000	638,100
Empire State Realty OP, LP
2.63% due 08/15/19[1,3]	416,000	414,506
Total Financial		49,460,934

Consumer, Cyclical – 7.2%
Huazhu Group Ltd.
0.38% due 11/01/22[1]	7,049,000	6,671,610
Meritor, Inc.
3.25% due 10/15/37[1]	5,200,000	4,810,520
LGI Homes, Inc.
4.25% due 11/15/19	2,000,000	4,018,144
Caesars Entertainment Corp.
5.00% due 10/01/24[1]	2,707,000	3,872,575
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1]	2,777,000	2,613,990
Zhongsheng Group Holdings Ltd.
due 05/23/23[4]	HKD 19,000,000	2,264,077
Live Nation Entertainment, Inc.
2.50% due 03/15/23[1,3]	1,960,000	2,098,476
Tesla, Inc.
1.25% due 03/01/21[1]	1,767,000	1,984,956
Harvest International Co.
due 11/21/22[4]	HKD 16,000,000	1,924,082
Sony Corp.
due 09/30/22[4]	JPY 147,000,000	1,747,379
HIS Co. Ltd.
due 08/30/19[4]	JPY 150,000,000	1,342,763

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Consumer, Cyclical – 7.2% (continued)
EZCORP, Inc.
2.38% due 05/01/25[3]	1,192,000	$ 1,046,725
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[1,4]	3,181	1,030,281
Suzuki Motor Corp.
due 03/31/23[4]	JPY 80,000,000	1,001,140
Vinpearl JSC
3.50% due 06/14/23	1,000,000	1,000,000
Adidas AG
0.05% due 09/12/23[1]	EUR 800,000	974,096
Cie Generale des Etablissements Michelin SCA
due 01/10/22[1,4]	1,000,000	930,820
RH
due 06/15/23[1,3,4]	998,000	880,823
Total Consumer, Cyclical		40,212,457

Energy – 4.3%
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	3,334,000	3,765,796
Chesapeake Energy Corp.
5.50% due 09/15/26[1]	3,185,000	3,002,264
Cheniere Energy, Inc.
4.25% due 03/15/45[1]	3,000,000	2,310,351
TOTAL S.A.
0.50% due 12/02/22[1]	1,800,000	1,963,114
BP Capital Markets plc
1.00% due 04/28/23[1]	GBP 1,000,000	1,678,963
Whiting Petroleum Corp.
1.25% due 04/01/20[1]	1,715,000	1,648,693
Technip S.A.
0.88% due 01/25/21[1]	EUR 1,300,000	1,640,143
Kunlun Energy Company Ltd.
1.63% due 07/25/19	CNY 6,000,000	1,165,742
Transocean, Inc.
0.50% due 01/30/23[1]	834,000	1,040,657
Eni SpA
due 04/13/22[1,4]	EUR 900,000	1,101,834
Oil States International, Inc.
1.50% due 02/15/23[1,3]	1,086,000	993,515
Helix Energy Solutions Group, Inc.
4.13% due 09/15/23	830,000	989,728
RAG-Stiftung
due 02/18/21[1,4]	EUR 800,000	960,191
RAG-Stiftung Corp.
due 10/02/24[1,4]	EUR 700,000	795,609

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 71.0% (continued)
Energy – 4.3% (continued)
Ensco Jersey Finance Ltd.
3.00% due 01/31/24[1]	824,000	$ 754,532
Total Energy		23,811,132

Basic Materials – 1.6%
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 2,300,000	1,722,045
Toray Industries, Inc.
due 08/30/19[1,4]	JPY 150,000,000	1,373,041
APERAM S.A.
0.63% due 07/08/21[1]	1,200,000	1,274,244
Mitsubishi Chemical Holdings Corp.
due 03/29/24[1,4]	JPY 130,000,000	1,185,517
Cleveland-Cliffs, Inc.
1.50% due 01/15/25[1]	701,000	1,002,409
Pretium Resources, Inc.
2.25% due 03/15/22	1,059,000	945,369
Glencore Funding LLC
due 03/27/25[1,4]	1,000,000	892,891
AK Steel Corp.
5.00% due 11/15/19	431,000	449,036
Total Basic Materials		8,844,552

Utilities – 1.1%
CenterPoint Energy, Inc.
4.47% due 09/15/29	78,088	3,400,733
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[1,4]	1,775,000	1,879,281
NRG Energy, Inc.
2.75% due 06/01/48[1,3]	977,000	1,019,256
Total Utilities		6,299,270
Total Convertible Bonds
(Cost $397,810,582)		397,328,768

CORPORATE BONDS†† – 63.7%
Consumer, Cyclical – 16.2%
GameStop Corp.
6.75% due 03/15/21[1,3]	8,103,000	8,204,288
Scientific Games International, Inc.
5.00% due 10/15/25[1,3]	3,606,000	3,362,595
10.00% due 12/01/22	1,625,000	1,704,219
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	5,025,000	4,849,125
Navistar International Corp.
6.63% due 11/01/25[1,3]	4,500,000	4,612,500

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 63.7% (continued)
Consumer, Cyclical – 16.2% (continued)
Staples, Inc.
8.50% due 09/15/25[1,3]	4,761,000	$ 4,332,510
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,3]	3,546,000	3,625,785
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,3]	3,636,000	3,608,730
William Carter Co.
5.25% due 08/15/21[1]	3,433,000	3,452,311
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50% due 05/01/25[1,3]	3,525,000	3,419,250
Hanesbrands, Inc.
4.63% due 05/15/24[1,3]	3,465,000	3,335,062
Beacon Roofing Supply, Inc.
4.88% due 11/01/25[1,3]	3,665,000	3,303,081
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	1,626,000	1,670,715
5.25% due 12/15/26[1]	1,716,000	1,630,200
Mattamy Group Corp.
6.88% due 12/15/23[1,3]	2,059,000	2,015,246
6.50% due 10/01/25[1,3]	1,287,000	1,216,215
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,3]	2,513,000	2,381,068
5.50% due 04/15/27[1,3]	871,000	828,539
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[1]	3,433,000	3,149,777
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	3,003,000	2,912,910
Delphi Technologies plc
5.00% due 10/01/25[1,3]	3,218,000	2,912,290
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	2,820,000	2,830,575
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	3,011,000	2,755,065
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	2,772,000	2,744,280
National CineMedia LLC
6.00% due 04/15/22[1]	2,657,000	2,696,855
American Greetings Corp.
8.75% due 04/15/25[3]	2,767,000	2,607,898
Carlson Travel, Inc.
9.50% due 12/15/24[1,3]	2,600,000	2,499,250
Enterprise Development Authority
12.00% due 07/15/24[1,3]	2,575,000	2,465,562
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	1,960,000

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 63.7% (continued)
Consumer, Cyclical – 16.2% (continued)
American Axle & Manufacturing, Inc.
6.25% due 03/15/26[1]	1,974,000	$ 1,870,365
Ferrellgas Partners Limited Partnership / Ferrellgas Partners Finance Corp.
8.63% due 06/15/20	1,716,000	1,559,415
Stars Group Holdings BV / Stars Group US Company-Borrower LLC
7.00% due 07/15/26[1,3]	215,000	218,762
Total Consumer, Cyclical		90,734,443

Consumer, Non-cyclical – 11.7%
HCA, Inc.
5.25% due 04/15/25[1]	6,141,000	6,286,849
6.50% due 02/15/20[1]	2,575,000	2,665,125
5.88% due 02/15/26[1]	1,655,000	1,696,375
Bausch Health Companies, Inc.
9.00% due 12/15/25[1,3]	4,719,000	4,937,254
6.13% due 04/15/25[1,3]	4,000,000	3,688,800
7.00% due 03/15/24[1,3]	1,713,000	1,798,119
Encompass Health Corp.
5.75% due 09/15/25[1]	3,782,000	3,763,090
5.75% due 11/01/24[1]	2,000,000	2,002,500
Tenet Healthcare Corp.
4.63% due 07/15/24[1]	4,388,000	4,240,344
4.38% due 10/01/21[1]	1,500,000	1,488,750
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	4,303,000	4,206,183
Cardtronics Incorporated / Cardtronics USA Inc
5.50% due 05/01/25[1,3]	4,069,000	3,804,515
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,3]	3,249,000	3,216,510
United Rentals North America, Inc.
5.75% due 11/15/24[1]	3,178,000	3,197,863
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	3,000,000	3,015,000
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	2,750,000	2,980,312
Cardtronics, Inc.
5.13% due 08/01/22[1]	2,500,000	2,412,500
Pilgrim’s Pride Corp.
5.75% due 03/15/25[1,3]	2,573,000	2,412,188
DaVita, Inc.
5.00% due 05/01/25[1]	2,065,000	1,959,168
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[1,3]	1,716,000	1,675,245
Sotheby’s
4.88% due 12/15/25[1,3]	1,575,000	1,462,781

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 63.7% (continued)
Consumer, Non-cyclical – 11.7% (continued)
Central Garden & Pet Co.
6.13% due 11/15/23[1]	1,419,000	$ 1,450,927
Simmons Foods, Inc.
5.75% due 11/01/24[1,3]	1,716,000	1,269,840
Land O’ Lakes, Inc.
6.00% due 11/15/22[1,3]	45,000	46,446
Total Consumer, Non-cyclical		65,676,684

Energy – 8.6%
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	3,857,000	3,982,352
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,3]	3,861,000	3,815,710
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
10.00% due 04/01/22[1,3]	1,673,000	1,850,756
7.00% due 11/01/26[1,3]	1,714,000	1,666,865
Diamondback Energy, Inc.
5.38% due 05/31/25[1]	3,432,000	3,423,420
WPX Energy, Inc.
5.25% due 09/15/24[1]	3,432,000	3,406,260
SESI LLC
7.75% due 09/15/24[1]	3,432,000	3,384,810
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.25% due 05/15/26[1]	3,431,000	3,105,055
Oasis Petroleum, Inc.
6.88% due 03/15/22[1]	3,000,000	3,022,500
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,3]	2,859,000	2,976,934
Parkland Fuel Corp.
6.00% due 04/01/26[1,3]	2,573,000	2,521,540
Continental Resources, Inc.
5.00% due 09/15/22[1]	2,402,000	2,428,150
Gulfport Energy Corp.
6.00% due 10/15/24[1]	2,573,000	2,418,620
Nabors Industries, Inc.
5.75% due 02/01/25[1]	2,600,000	2,406,107
PDC Energy, Inc.
5.75% due 05/15/26[1]	2,575,000	2,372,219
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[1]	2,014,000	1,938,475
5.50% due 08/15/22[1]	125,000	124,375
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1]	1,737,000	1,706,602
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	1,565,000	1,600,213
Total Energy		48,150,963

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 63.7% (continued)
Basic Materials – 7.4%
First Quantum Minerals Ltd.
6.88% due 03/01/26[3]	3,924,000	$ 3,408,975
7.50% due 04/01/25[3]	800,000	717,000
Alcoa Nederland Holding BV
6.13% due 05/15/28[1,3]	3,495,000	3,495,000
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[1,3]	3,293,000	3,441,185
FMG Resources August 2006 Pty Ltd.
4.75% due 05/15/22[1,3]	3,434,000	3,309,517
NOVA Chemicals Corp.
4.88% due 06/01/24[1,3]	3,432,000	3,166,020
AK Steel Corp.
7.50% due 07/15/23[1]	3,100,000	3,162,000
Compass Minerals International, Inc.
4.88% due 07/15/24[1,3]	3,281,000	3,067,735
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	2,853,000	2,863,699
Rayonier AM Products, Inc.
5.50% due 06/01/24[1,3]	2,837,000	2,666,780
Steel Dynamics, Inc.
5.50% due 10/01/24[1]	2,563,000	2,585,426
Valvoline, Inc.
5.50% due 07/15/24[1]	2,406,000	2,396,978
TPC Group, Inc.
8.75% due 12/15/20[1,3]	2,243,000	2,209,355
Tronox Finance plc
5.75% due 10/01/25[1,3]	1,930,000	1,695,987
Tronox, Inc.
6.50% due 04/15/26[1,3]	1,785,000	1,633,275
New Gold, Inc.
6.25% due 11/15/22[1,3]	1,716,000	1,501,500
Total Basic Materials		41,320,432

Communications – 7.4%
Sprint Corp.
7.88% due 09/15/23[1]	3,558,000	3,807,060
7.63% due 02/15/25[1]	3,483,000	3,626,674
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[1]	4,745,000	4,771,766
CBS Radio, Inc.
7.25% due 11/01/24[1,3]	4,002,000	3,786,893
CenturyLink, Inc.
7.50% due 04/01/24[1]	3,432,000	3,612,180
Sirius XM Radio, Inc.
5.38% due 07/15/26[1,3]	3,510,000	3,439,800

See notes to financial statements.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 63.7% (continued)
Communications – 7.4% (continued)
DISH DBS Corp.
5.13% due 05/01/20[1]	1,716,000	$ 1,726,725
7.75% due 07/01/26[1]	1,591,000	1,429,911
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	3,034,000	3,081,710
Frontier Communications Corp.
7.63% due 04/15/24	3,003,000	1,816,815
8.50% due 04/01/26[1,3]	859,000	801,017
Inmarsat Finance plc
6.50% due 10/01/24[1,3]	2,320,000	2,293,900
CommScope, Inc.
5.50% due 06/15/24[1,3]	2,000,000	1,940,000
Altice France S.A.
8.13% due 02/01/27[1,3]	1,800,000	1,786,500
Tribune Media Co.
5.88% due 07/15/22[1]	1,638,000	1,666,665
Cincinnati Bell, Inc.
8.00% due 10/15/25[1,3]	1,715,000	1,569,225
Total Communications		41,156,841

Industrial – 6.5%
MasTec, Inc.
4.88% due 03/15/23[1]	4,715,000	4,620,700
TransDigm, Inc.
6.38% due 06/15/26[1]	3,188,000	3,132,210
6.00% due 07/15/22[1]	859,000	865,443
Cleaver-Brooks, Inc.
7.88% due 03/01/23[1,3]	3,957,000	3,986,677
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,3]	4,461,000	3,763,969
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	3,779,000	3,684,525
Ball Corp.
4.38% due 12/15/20[1]	3,432,000	3,440,580
CNH Industrial Capital LLC
3.38% due 07/15/19[1]	3,337,000	3,335,146
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[3]	3,530,000	2,682,800
Mueller Water Products, Inc.
5.50% due 06/15/26[1,3]	1,899,000	1,884,758
EnPro Industries, Inc.
5.75% due 10/15/26[1,3]	1,718,000	1,701,335
Energizer Holdings, Inc.
5.50% due 06/15/25[1,3]	1,716,000	1,673,100

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 63.7% (continued)
Industrial – 6.5% (continued)
WESCO Distribution, Inc.
5.38% due 06/15/24[1]	1,716,000	$ 1,668,810
Total Industrial		36,440,053

Technology – 3.0%
West Corp.
8.50% due 10/15/25[1,3]	4,490,000	4,074,675
Seagate HDD Cayman
4.75% due 01/01/25[1]	4,264,000	3,883,283
First Data Corp.
5.38% due 08/15/23[1,3]	3,066,000	3,100,493
NCR Corp.
5.00% due 07/15/22[1]	3,000,000	2,895,000
Dell, Inc.
5.88% due 06/15/19[1]	2,632,000	2,668,190
Total Technology		16,621,641

Financial – 2.9%
Credit Acceptance Corp.
7.38% due 03/15/23[1]	3,791,000	3,923,685
Navient Corp.
8.00% due 03/25/20[1]	3,008,000	3,147,120
Radian Group, Inc.
7.00% due 03/15/21[1]	2,575,000	2,729,500
CIT Group, Inc.
5.38% due 05/15/20[1]	2,575,000	2,650,705
Alliance Data Systems Corp.
5.38% due 08/01/22[3]	2,000,000	2,015,000
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[1,3]	1,736,000	1,729,490
Total Financial		16,195,500
Total Corporate Bonds
(Cost $364,524,711)		356,296,557

See notes to financial statements.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2018

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 1.6%
Consumer, Cyclical – 0.9%
PetSmart, Inc.
5.28% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/11/22	3,918,782	$ 3,333,414
Alterra Mountain Co.
5.40% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/31/24	1,883,765	1,883,765
Total Consumer, Cyclical		5,217,179

Communications – 0.5%
Sprint Communications, Inc.
4.75% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 02/02/24	2,955,000	2,953,129

Financial – 0.2%
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.01% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 10/01/25	1,000,000	992,500
Total Senior Floating Rate Interests
(Cost $9,771,782)		9,162,808
Total Investments – 168.2%
(Cost $957,510,426)		$ 941,166,490

	Contracts	Value

WRITTEN OPTIONS† – (0.1)%
Call options on:
United Rentals, Inc.
Expiring November 2018 with strike price of $185.00 (Notional Value $2,821,645)	235	(2,350)
PNC Financial Services Group, Inc.
Expiring November 2018 with strike price of $132.00 (Notional Value 4,497,150)	350	(43,750)
Delta Air Lines, Inc.
Expiring December 2018 with strike price of $57.50 (Notional Value $2,845,960)	520	(66,040)
Facebook, Inc.
Expiring December 2018 with strike price of $160.00 (Notional Value $3,794,750)	250	(92,000)
Macy’s, Inc.
Expiring November 2018 with strike price of $35.00 (Notional Value $2,571,750)	750	(129,000)
Walmart, Inc.
Expiring November 2018 with strike price of $100.00 (Notional Value $5,014,000)	500	(155,000)
Total Call Options		(488,140)
Total Listed Written Options
(Premiums received $407,795)		(488,140)
Other Assets & Liabilities, net – (68.1)%		(381,238,329)
Total Net Assets – 100.0%		$ 559,440,021

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued						October 31, 2018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
			Settlement	Settlement	Value at	Net Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	October 31, 2018	Appreciation
Bank of New York Mellon	15,806,145	EUR	12/14/18	$18,439,891	$17,980,989	$458,902
Bank of New York Mellon	1,958,682,400	JPY	12/14/18	17,664,515	17,422,341	242,174
Bank of New York Mellon	5,285,675	GBP	12/14/18	6,901,855	6,769,101	132,754
Bank of New York Mellon	3,333,404	CHF	12/14/18	3,450,372	3,328,903	121,469
Bank of New York Mellon	2,255,564	CAD	12/14/18	1,728,799	1,719,120	9,679
						$964,978
						Net Unrealized
			Settlement	Settlement	Value at	Appreciation/
Counterparty	Contracts to Buy	Currency	Date	Value	October 31, 2018	(Depreciation)
Bank of New York Mellon	91,350,000	JPY	12/14/18	$ 806,755	$ 812,552	$ 5,797
Bank of New York Mellon	355,005	EUR	12/14/18	403,082	403,852	770
Bank of New York Mellon	270,000	GBP	12/14/18	351,629	345,776	(5,853)
Bank of New York Mellon	349,509,041	JPY	12/14/18	3,130,230	3,113,225	(17,005)
Bank of New York Mellon	2,413,170	EUR	12/14/18	2,796,750	2,745,209	(51,541)
						$(67,832)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of October 31, 2018, the total value of securities segregated was $750,614,035.

2	Rate indicated is the 7-day yield as of October 31, 2018.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $288,687,631 (cost $290,878,142), or 51.6% of total net assets.

4	Zero coupon rate security.
5
Variable rate security. Rate indicated is the rate effective at October 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

6	Perpetual maturity.
7	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

ADR CAD CHF CNY EUR GBP	American Depositary Receipt Canadian Dollar Swiss Franc Chinese Yuan Euro British Pound

See notes to financial statements.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2018

HKD	Hong Kong Dollar
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at October 31, 2018 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 86,013,055	$ —	$ —	$ 86,013,055
Convertible Preferred Stocks	61,962,241	—	—	61,962,241
Warrant	235,196	—	—	235,196
Money Market Fund	30,167,865	—	—	30,167,865
Convertible Bonds	—	397,328,768	—	397,328,768
Corporate Bonds	—	356,296,557	—	356,296,557
Senior Floating Rate Interests	—	9,162,808	—	9,162,808
Forward Foreign Currency
Exchange Contracts*	—	971,545	—	971,545
Total Assets	$ 178,378,357	$ 763,759,678	$ —	$ 942,138,035

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Written Options	$ 488,140	$ —	$ —	$ 488,140
Forward Foreign Currency
Exchange Contracts*	—	74,399	—	74,399
Total Liabilities	$ 488,140	$ 74,399	$ —	$ 562,539

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $152,014,990 are categorized as Level 2 within the disclosure hierarchy.
The Fund did not hold any Level 3 securities during the year ended October 31, 2018.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended October 31, 2018, there were no transfers between levels.
See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 35

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2018

ASSETS:
Investments, at value (cost $957,510,426)	$941,166,490
Unrealized appreciation on forward foreign currency exchange contracts	971,545
Receivables:
Investments sold	19,915,156
Interest	7,510,996
Dividends	630,970
Tax reclaims	283,455
Other assets	257,501
Total assets	970,736,113
LIABILITIES:
Margin loan	235,000,000
Reverse repurchase agreements	152,014,990
Written options, at value (proceeds $407,795)	488,140
Due to custodian	858,165
Unrealized depreciation on forward foreign currency exchange contracts	74,399
Interest due on borrowings	26,277
Payable for:
Investments purchased	21,444,437
Investment advisory fees	441,990
Professional fees	371,987
Merger fees	225,003
Servicing fees	171,966
Other fees	178,738
Total liabilities	411,296,092
NET ASSETS	$559,440,021
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$34,525
Additional paid-in capital	605,456,184
Total distributable earnings (loss)	(46,050,688)
NET ASSETS	$559,440,021
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value, offering price and redemption price per share	$16.20

See notes to financial statements.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	October 31, 2018
For the Year Ended October 31, 2018

INVESTMENT INCOME:
Interest	$22,281,463
Dividends	4,385,424
Total investment income	26,666,887
EXPENSES:
Interest expense	8,820,219
Investment advisory fees	3,499,286
Servicing fees	1,360,833
Professional fees	578,370
Trustees’ fees and expenses*	324,961
Administration fees	137,203
Fund accounting fees	127,739
Merger fees	86,106
Insurance	89,601
Printing fees	69,709
Custodian fees	34,026
NYSE listing fees	23,725
Transfer agent fees	19,355
Other fees	7,947
Total expenses	15,179,080
Net investment income	11,487,807
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,064,104
Foreign currency transactions	1,383,286
Forward foreign currency exchange contracts	(507,806)
Written options	519,796
Purchased options	(329,552)
Net realized gain	24,129,828
Net change in unrealized appreciation (depreciation) on:
Investments	(51,856,095)
Foreign currency translations	(6,134)
Forward foreign currency exchange contracts	116,971
Written options	(80,345)
Net change in unrealized appreciation (depreciation)	(51,825,603)
Net realized and unrealized loss	(27,695,775)
Net decrease in net assets resulting from operations	$(16,207,968)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 37

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2018

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,487,807	$16,017,754
Net realized gain on investments, written options, purchased options, foreign currency transactions and forward foreign
currency exchange contracts	24,129,828	20,667,079
Net change in unrealized appreciation (depreciation) on
investments, written options, foreign currency translations
and forward foreign currency exchange contracts	(51,825,603)	21,661,776
Net increase (decrease) in net assets resulting from operations	(16,207,968)	58,346,609
Distributions to shareholders	(13,035,462)	(17,334,952)[1]
Return of capital	(18,468,343)	(11,167,493)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	253,762,759 [a]	—
Cost of shares redeemed through tender offer	—	(59,968,535)
Net increase (decrease) in net assets resulting from
shareholder transactions	253,762,759	(59,968,535)
Net increase (decrease) in net assets	206,050,986	(30,124,371)
NET ASSETS:
Beginning of period	353,389,035	383,513,406
End of period	$559,440,021	$353,389,035
a Fund merger – See Note 9
1 For the year ended October 31, 2017, the total distributions to shareholders were all from net investment income (See Note 11).

See notes to financial statements.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	October 31, 2018

For the Year Ended October 31, 2018
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(16,207,968)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	51,856,095
Net change in unrealized (appreciation) depreciation on foreign currency translations	6,134
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(116,971)
Net change in unrealized (appreciation) depreciation on written options	80,345
Net realized gain on investments	(23,064,104)
Net realized gain on written options	(519,796)
Net realized loss on purchased options	329,552
Purchase of long-term investments	(780,836,503)
Proceeds from sale of long-term investments	788,802,543
Net proceeds (purchases) from sale of short-term investments*	9,983,453
Net amortization/(accretion) of premium/discount	(36,402)
Premiums received on written options	2,213,373
Cost of closing written options	(1,285,782)
Increase in dividends receivable*	(139,047)
Decrease in interest receivable*	510,691
Increase in investments sold receivable	(18,263,723)
Increase in tax reclaims receivable*	(188,595)
Increase in other assets*	(198,268)
Increase in due to custodian*	469,414
Increase in investments purchased payable	18,904,661
Decrease in interest due on borrowings*	(37,260)
Decrease in investment advisory fees payable*	(82,301)
Increase in professional fees payable*	7,393
Increase in servicing fees payable	68,237
Decrease in merger fees payable*	(699,997)
Decrease in other fees payable*	(57,860)
Net Cash Provided by Operating and Investing Activities	31,497,314
Cash Flows From Financing Activities:
Distributions to common shareholders	(31,503,805)
Net Cash Used in Financing Activities	(31,503,805)
Net decrease in cash	(6,491)
Cash at Beginning of Period	6,491
Cash at End of Period	—
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$8,791,207
Fair value of investments and borrowings acquired through the merger	251,180,680
* Includes assets and liabilities acquired in the merger.

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS	October 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014

Per Share Data:
Net asset value, beginning of period	$17.63	$16.26	$17.11	$19.00	$19.76
Income from investment operations:
Net investment income(a)	0.51	0.69	0.75	0.65	0.71
Net gain (loss) on investments (realized and unrealized)	(0.54)	1.86	(0.47)	(1.41)	(0.34)
Total from investment operations	(0.03)	2.55	0.28	(0.76)	0.37
Less distributions from:
Net investment income	(0.58)	(0.75)	(0.74)	(0.76)	(1.13)
Return of capital	(0.82)	(0.49)	(0.39)	(0.37)	—
Total distributions to shareholders	(1.40)	(1.24)	(1.13)	(1.13)	(1.13)
Increase resulting from tender offer and repurchase of
Common Shares (Note 8)	—	0.06	—	—	—
Net asset value, end of period	$16.20	$17.63	$16.26	$17.11	$19.00
Market value, end of period	$13.93	$16.09	$14.01	$14.13	$17.34
Total Return(b)
Net asset value	(0.34%)	16.55%	1.94%	(4.20%)	1.73%
Market value	(5.22%)	24.20%	7.57%	(12.57%)	3.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$559,440	$353,389	$383,513	$403,555	$448,033

See notes to financial statements.

40 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	October 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014
Ratio to average net assets of:
Net investment income	2.93%	4.04%	4.66%	3.56%	3.58%
Total expenses(c)(d)	3.87%	2.72%	2.92%	2.48%	2.32%
Portfolio turnover rate	121%	110%	98%	117%	264%
Senior Indebtedness
Total borrowings outstanding (in thousands)(e)	$235,000	$227,000	$262,000	$262,000	$262,000
Asset Coverage per $1,000 of indebtedness(f)	$3,381	$2,557	$2,464	$2,540	$2,710

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.00%, 0.00%, 0.01%, 0.01% and 0.08% for the year ended October 31, 2018, 2017, 2016, 2015 and 2014.

(d)	Excluding interest expense, the operating expense ratio for the years ended October 31 would be:
2018	2017	2016	2015	2014
1.62%	1.49%	1.52%	1.42%	1.37%

(e)
Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS	October 31, 2018

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund.
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of over-the-counter (“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued

42 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2018.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g., quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)
Level 3 – significant unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair value)
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward currency contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.
(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

44 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
On October 31, 2018, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from the holding of a foreign currency, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.
Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Purchased options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as Written options, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.
Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The

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change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.
(l) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the

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Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
(m) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore

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involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(o) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser receives an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2018, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”) will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.

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The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
MUFG Investor Services (US), LLC (“MUIS”) provides fund administration services to the Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par and total distributable earnings or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings or losses and paid-in capital. For the year ended October 31, 2018, the adjustments were to increase paid-in capital by $18,739,894 and decrease total distributable earnings (loss) by $18,739,894 due to the difference in the treatment for book and tax purposes of fund merger adjustments, distributions to shareholders, contingent payment debt instruments, real estate investment trusts, foreign currency, and partnerships.
As of October 31, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized less for all securities for which there was an excess of tax cost over value, were as follows:
	Gross Tax	Gross Tax	Net Tax
Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Depreciation
$959,721,025	$25,424,916	$(44,059,796)	$(18,634,880)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

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As of October 31, 2018, the components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:
Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/	Net Unrealized
(Accumulated	(Accumulated	Appreciation/
Ordinary Loss)	Capital Loss)	(Depreciation)
$ —	$ (26,332,650)	$ (19,718,038)

The cumulative timing differences are primarily attributable to the tax deferral of losses on wash sales, straddle loss deferrals and additional income adjustments on certain convertible bonds.
As of October 31, 2018, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.
Total
Expires	Unlimited	Unlimited	Capital Loss
in 2019	Short-Term	Long-Term	Carryforward
$ 1,291,643	$ 19,067,444	$ 5,973,563	$ 26,332,650*

*
In accordance with Sections 382-384 of the Internal Revenue Code, a portion of Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.

For the year ended October 31, 2018, the capital loss carryforward amounts expired and utilized were $2,393,946 and $20,839,939 respectively.
For the years ended October 31, 2018 and 2017, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $13,035,462 and $17,334,952 was ordinary income and $18,468,343 and $11,167,493 was return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $780,836,503 and $788,802,543, respectively.

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Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit

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default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
There were no credit default swap agreements outstanding as of October 31, 2018.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2018.
Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets and
Primary Risk Exposure	and Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign Exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$972	exchange contracts	$ 74
Equity risk			Written options, at value	$488
Total		$972		$562

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2018.
Effect of Derivative Instruments on the Statement of Operations ($000s):
Amount of Realized Gain (Loss) on Derivatives
Forward
Foreign
Currency
	Written	Purchased	Exchange
Primary Risk Exposure	Options	Options	Contracts	Total
Equity risk	$ 520	$ (330)	$ –	$ 190
Foreign Exchange risk	–	–	(508)	(508)
Total	$ 520	$ (330)	$ (508)	$ (318)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward
Foreign
Currency
		Written	Exchange
Primary Risk Exposure		Options	Contracts	Total
Equity risk		$ (80)	$ –	$ (80)
Foreign Exchange risk		–	117	117
Total		$ (80)	$ 117	$ 37

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Derivative Volume

Options Contracts:
Quarterly Average Number of Outstanding Contracts Written	$651
Quarterly Average Number of Outstanding Contracts Purchased	$—	*
Quarterly Average Outstanding Notional Amount of Written Options	$5,386,314
Quarterly Average Outstanding Notional Amount of Purchased Options	$—	*

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$2,268,718
Quarterly Average Outstanding Settlement Value Sold	$12,398,084

*
Purchased options contracts were outstanding for 8 days during the year ended October 31, 2018. The daily average number of outstanding contracts and the daily average outstanding notional amount were 14 and 263,753, respectively.

The Fund’s derivatives contract held at October 31, 2018 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be

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made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented in	Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$971,545	$ —	$971,545	$(74,399)	$ —	$ —	$897,146
Mellon	Foreign
Currency
Exchange
Contracts
			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented in	Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Societe	Reverse	$152,014,990	$ —	$152,014,990	$ —	$(152,014,990)	$ —	$ —
Generale	Repurchase
Agreement
Bank of New York	Forward	74,399	—	74,399	(74,399)	—	—	—
Mellon	Foreign
Currency
Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $83,532,735.
Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2018, or the year ended October 31, 2017. As of October 31, 2018, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 15,117 shares of the Fund.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

Tender Offer
On August 9, 2017, the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 3,537,132 (approximately 15%) of the Fund’s outstanding shares at a price equal to 98.0% of the Fund’s NAV as of close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires. A total of 8,775,224 shares were duly tendered and not withdrawn. Because the number of shares tendered exceeded 3,537,132 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 33% of shares for each shareholder who properly tendered shares were accepted for payment. The purchase price of properly tendered shares was $16.954 per share. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The Fund accepted 3,537,132 shares for payment. Final payment was made on September 13, 2017 in the aggregate amount equal to $59,968,535.
Transactions in common shares were as follows:
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Beginning shares	20,043,745	23,580,877
Issuance of shares due to merger[a]	14,481,477	—
Common shares redeemed through tender offer	—	(3,537,132)
Ending shares	34,525,222	20,043,745
a Fund merger – See Note 9

Note 9 – Mergers
On August 27, 2018 the mergers of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth and Income Fund (“LCM”) (the “Target Funds”) with and into AVK (the “Acquiring Fund”) were completed.
In the mergers, common shareholders of AGC and LCM, respectively, received newly-issued AVK common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of AGC and/or LCM common shares, as applicable, as determined at the close of business on August 24, 2018. Fractional AVK shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:
Fund	NAV/Share ($)	Conversion Ratio
Advent Claymore Convertible Securities and Income Fund (AVK)	$ 17.52	N/A
Advent Claymore Convertible Securities and Income Fund II (AGC)	$ 6.36	0.36302760
Advent/Claymore Enhanced Growth & Income Fund (LCM)	$ 8.68	0.49513765

58 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the mergers, were as follows:
	AGC	LCM
Cost of investments	$291,324,660	$111,470,689
Fair value of investments	$297,048,631	$114,147,866
Net unrealized appreciation (depreciation) on investments	$5,723,971	$2,677,177
Net unrealized appreciation (depreciation) on forward foreign
currency exchange contracts	$503,058	$235,863
Net unrealized appreciation (depreciation) on foreign
currency translations	$85	$(419)

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the mergers were as follows:
Target Funds – Prior to Mergers	AGC	LCM
Common shares outstanding	27,367,344	9,182,041
Net assets applicable to common shares	$174,095,431	$79,667,328
NAV per common share	$6.36	$8.68
Acquiring Fund – Prior to Mergers		AVK
Common shares outstanding		20,043,745
Net assets applicable to common shares		$351,231,894
NAV per common share		$17.52
Acquiring Fund – Post Mergers		AVK
Common shares outstanding		34,525,222
Net assets applicable to common shares		$604,994,653
NAV per common share		$17.52

Cost and Expenses
In connection with the mergers, the Target Funds and the Acquiring Fund incurred certain associated costs and expenses. Such amounts incurred by the Acquiring Fund are shown on the Statement of Assets and Liabilities and on the Statement of Operations as “Merger fees”. Costs specific to one or each of the funds were expensed to such fund as incurred. With respect to any expenses incurred in connection with the mergers that were not attributable to a specific fund, such expenses were allocated in proportion to the projected expense savings to be realized by each fund as a result of the Mergers. Of the estimated total costs of the mergers, approximately $579,000 was borne by AGC, $260,000 was borne by LCM and $86,000 was borne by AVK.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

Pro Forma Results of Operations
Assuming the acquisition had been completed on November 1, 2017, the beginning of the fiscal reporting period of AVK, the pro forma results of operations for the period ended October 31, 2018, are as follows:

Acquiring Fund – Pro Forma Results from Operations (unaudited)	AVK
Net investment income (loss)	$17,253,226
Net realized and unrealized gains (losses)	$(17,845,647)
Change in net assets resulting from operations	$(592,421)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of AGC and LCM that have been included in AVK’s Statement of Operations since August 27, 2018.
Note 10 – Borrowings:
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty agreed to provide secured financing to the Fund and the Fund provided pledged collateral to the lender. The interest rate on the amount borrowed was a fixed 1.74%. An unused commitment fee of 0.25% was charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee was included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. On December 15, 2017, the Fund terminated its existing margin loan agreement and transferred the $150,000,000 loan obligation to another approved counterparty.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transferred possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agreed to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was a fixed 1.63%. On December 9, 2015, the Fund terminated its $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $92,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement was a fixed 2.34%.
Concurrent with the termination of the margin loan on December 15, 2017, the Fund entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale. Under the terms of the new credit agreement, the Fund’s credit facility is as

60 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

follows: 175-day evergreen maturity floating rate: $20,000,000; 3-year maturity fixed rate: $65,000,000; and 5-year maturity fixed rate: $65,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. Under the terms of the new reverse repurchase agreement, the Fund’s repurchase facility is as follows: 175-day evergreen floating: $13,000,000; 3-year fixed: $32,000,000; and 5-year fixed: $32,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type. On March 14, 2018 the Fund reallocated its leverage with Société Générale, terminating its $20,000,000 floating rate margin loan and increasing its floating rate reverse repurchase agreement by $20,000,000.
On August 27, 2018, with the completion of the mergers of AGC and LCM into AVK, the Fund amended its leverage facilities with Société Générale in order to assume the leverage of the Target Funds. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:
3.48% 3-year maturity Margin Loan Agreement	$114,000,000
3.89% 5-year maturity Margin Loan Agreement	114,000,000
3-month LIBOR+0.85% Margin Loan Agreement	7,000,000
0.25% Undrawn Commitment Fee	30,000,000

Under the terms of the amended reverse repurchase agreement, the Fund’s repurchase facility is as follows:
3-month LIBOR+0.85% Floating Rate Reverse Repurchase Agreement	$54,000,000
3.43% 3-year maturity Reverse Repurchase Agreement	49,000,000
3.83% 5-year maturity Reverse Repurchase Agreement	49,000,000

As of October 31, 2018, there was $235,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the year ended October 31, 2018 was $156,273,973 with a related average interest rate of 3.31%. As of October 31, 2018, there was $152,014,990 outstanding in connection with the Fund’s reverse repurchase agreements. The average daily amount of reverse repurchase agreements during the year ended October 31, 2018 was $99,657,534 with a related average interest rate of 3.30%. The average borrowings on the margin loan and reverse repurchase agreements for the year ended October 31, 2018 was $255,931,507 at an average interest rate of 3.31%.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2018, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Convertible Bonds	$—	$—	$—	$3,237,403	$3,237,403
Corporate Bonds	—	—	—	148,777,587	148,777,587
Total Borrowings	$—	$—	$—	$152,014,990	$152,014,990
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$—	$—	$—	$152,014,990	$152,014,990

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

As of October 31, 2018, the total amount of securities segregated in connection with borrowings and reverse repurchase agreements was $750,614,035.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment. The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 11 – Recent Regulatory Reporting Updates:
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.
As of October 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 12 – Recent Accounting Pronouncements:
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2018

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
Note 13 – Subsequent Events:
On November 1, 2018, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on November 30, 2018 to shareholders of record on November 15, 2018.
On December 3, 2018, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on December 31, 2018 to shareholders of record on December 14, 2018.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2018

To the Board of Trustees and Shareholders of Advent Claymore Convertible Securities and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advent Claymore Convertible Securities and Income Fund (the “Fund”) as of October 31, 2018, the related statements of operations and cash flows for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed alternative auditing procedures. We believe that our audits provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2018
We have served as the auditor of one or more investment companies in the Advent Claymore complex since 2003.

64 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	October 31, 2018

Federal Income Tax Information
Qualified dividend income of as much as $4,114,862 was received by the Fund through October 31, 2018. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $3,682,931 of investment income (dividend income plus short-term gains, if any), qualified for the dividends-received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2018, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2) .
% of Qualifying Interest
75.61%

In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on July 20, 2018. Shareholders voted on the election of Trustees and the approval of the merger of each of AGC and LCM into the Fund.
With regards to the election of the following Class III Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Tracy V. Maitland	12,817,131	426,612	207,677
Ronald A. Nyberg	12,817,698	419,229	214,493

The other Trustees of the Fund whose terms did not expire in 2018 are Randall C. Barnes, Daniel L. Black, Derek Medina, Gerald L. Seizert, and Michael A. Smart.
With regards to the approval of the merger of each of AGC and LCM into the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Approval of the AGC merger into the Fund	9,484,399	235,257	200,600
Approval of the LCM merger into the Fund	9,467,239	248,234	204,783

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 65

OTHER INFORMATION (Unaudited) continued	October 31, 2018

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	49	Current: Purpose Investments, Inc.
Barnes++	Chairman of				(2014-present).
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Companies, LLC (2003-present).	1	Current: EZ Shield, Inc. (2017-present);
(1960)					Harlem Lacrosse and Leadership, Inc.
			Former: Managing Director and Co-Head of the Merchant Banking Group at		(2014-present); Southern Technical
			BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		Institute, Inc. (2017-present); Antenna
			U.S. Corporate Banking at BNY Mellon (1995-1998).		International (2010-present).
Derek Medina+	Trustee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	1	Current: Young Scholar’s Institute
(1966)					(2005-present); Oliver Scholars
			Former: Vice President, Business Affairs and News Planning at ABC News		(2011-present).
(2003-2008); Executive Director, Office of the President at ABC News (2000-2003);
Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A.	Trustee and	Since 2004	Current: Partner, Momkus, LLC (2016-present).	49	Current: PPM Funds (February 2018-
Nyberg++	Chairman of the				present); Edward-Elmhurst Healthcare
(1953)	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		System (2012-present); Western Asset
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Inflation-Linked Opportunities &
	Committee				Income Fund (2004-present); Western
Asset Inflation-Linked Income Fund
(2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).

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OTHER INFORMATION (Unaudited) continued	October 31, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Gerald L. Seizert,	Trustee	Since 2003	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the	1	Current: Beaumont Hospital
CFA, CIC+			equity disciplines of the firm.		(2012-present).
(1952)
Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief
Investment Officer – Equities of Munder Capital Management, LLC (1995-1999);
Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager)
(1984-1995); Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Managing Partner, CWS Private Equity (2014–present), Managing	1	Current: National Association of
(1960)			Partner, Cordova, Smart & Williams, LLC (2003–present).		Investment Companies (“NAIC”)
(2010-present); Sprint Industrial
			Former: Principal , FirstAtlantic Capital Ltd. (2001-2003); Managing Director in		Holdings (2007-present).
Investment Banking – the Private Equity Group (1995-2001) and a Vice President in
			Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co;		Berkshire Blanket, Holdings, Inc.
			Founding Partner of The Carpediem Group, a private placement firm (1991-1992);		(2006-2016); Sqwincher Holdings
			Associate at Dillon, Read and Co. (investment bank) (1988-1990).		(2006-2015)

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OTHER INFORMATION (Unaudited) continued	October 31, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Interested Trustee:
Tracy V.	Trustee,	Since 2003	Current: President and Founder, of Advent Capital Management, LLC	1	None.
Maitland+ø	Chairman,		(2001-present).
(1960)	President and
Chief Executive
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2021 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

Ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

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OTHER INFORMATION (Unaudited) continued	October 31, 2018

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:
Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	and Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	and Chief
	Financial		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Officer

*   Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 69

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2018

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

70 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 71

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2018

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Advent Claymore Convertible Securities and Income Fund (“AVK” or, the “Fund”) and the services and personnel of Advent Capital Management, LLC (“Advent”) and its affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of the Fund, the Fund’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreement is considered, the process of evaluating the Fund’s investment management arrangement is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AVK by Advent under the Investment Management Agreement. The Independent Trustees reviewed and considered the information provided by Advent in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and the services provided by Advent to the Fund. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent was discussed, along with the ability of Advent to provide services to the Fund.
The Independent Trustees evaluated the capabilities of Advent, including information regarding its resources and its ability to attract and retain highly qualified investment and other professionals. The Independent Trustees also considered the commitment of Advent to the Fund. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Fund, including the involvement of Mr. Maitland, and other personnel at Advent.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AVK by Advent.
Fund Performance and Expenses
The Independent Trustees considered the performance results for AVK on a market price and net asset value basis over various time periods. They also considered the results of the Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). They recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, including exposures to types of assets that significantly vary from those held by the Fund, the Peer Group comparisons may

72 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2018

have limited usefulness in evaluating Fund performance. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities included in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Fund or in amounts that vary materially from the Fund’s typical holdings.
The Board noted that AVK’s three- and five-year performance records were in-line with peer averages but that AVK ranked in the middle of the Peer Group for the one-year period ended October 31, 2017. AVK also trailed its convertible benchmark index during the one-year period but outperformed its high-yield index during this period.
The Board noted that it had continuing discussions with Fund management about the performance of the Fund. The Board noted that the Fund is managed consistent with its stated policies and strategies and that the Fund would tend to underperform in relation to the Peer Group funds with high common stock exposure in rising equity markets. In addition, the Board was advised of the negative impact of raising and holding cash to satisfy a tender offer for the Fund in 2017 and the added costs for addressing shareholder activism and the tender. That the reduced size of the Fund resulted in a reduction in leverage, thereby affecting performance, was also considered. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, and will continue to monitor performance on an on-going basis. The Board discussed the repositioning of the Fund’s portfolio and the impact of the implementation of a sleeve investment approach on performance.
The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its Peer Group.
The Independent Trustees received and considered information regarding AVK’s total expense ratio relative to the Peer Group, noting that the Fund generally had a higher expense ratio (based on common assets) than funds in the Peer Group. The Independent Trustees acknowledged that the expense ratio of AVK was often higher than expense ratios of certain Peer Group funds for several reasons: (1) because of AVK’s use of leverage and longer-term borrowings, (2) because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios, and (3) because of the relatively small size of the Fund in relation to funds in the Peer Group. The Board considered that in the most recent year, the Fund had incurred extraordinary expenses related to shareholder activism and the tender offer conducted in settlement with activists. The costs of leverage were also considered and the potential benefits of the continued use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with the Peer Group was difficult because the items included in other funds’ expenses may differ from those of the Fund.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparisons supported the re-approval of the Investment Management Agreement of AVK.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 73

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2018

Investment Management Fee Rate
The Independent Trustees reviewed and considered the contractual investment management fee rate for AVK (the “Management Agreement Rate”) payable by AVK to Advent for investment management services. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rate with those of the funds in the Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided by Advent to the Fund in relation to those typically provided to private funds and separate accounts. The Independent Trustees were also aware of the regulatory, reputational, compliance and operational risks faced by Advent in providing services to the Fund, which are generally greater than presented in providing services to clients other than registered funds.
Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.
Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent based on the Management Agreement Rate. The Independent Trustees also discussed with Advent representatives the methodology used to determine profitability. The Independent Trustees considered the nature of the services provided, their benefits to the Fund, and the extensive resources that would be required to provide those services. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent as a result of its affiliation with the Fund. In the case of Advent, the Independent Trustees were apprised of the extent of use of Fund brokerage commissions to purchase research services consistent with regulatory requirements. The Independent Trustees concluded that, in light of the costs of providing investment management and other services to AVK, the profits and other ancillary benefits that Advent received with regard to providing these services to AVK were not unreasonable.
Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of AVK, whether AVK has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds. The Independent Trustees noted that, in fact, the Fund had decreased in size following the tender offer in settlements with shareholder activists.

74 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2018

Conclusion
After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Trustees, unanimously voted to approve the Investment Management Agreement for an additional one-year term.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 75

FUND INFORMATION	October 31, 2018

Board of Trustees
Randall C. Barnes
Daniel L. Black
Tracy V. Maitland,*
Chairman
Derek Medina
Ronald A. Nyberg
Gerald L. Seizert
Michael A. Smart
* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.
Officers
Tracy V. Maitland
President and Chief Executive Officer
Robert White
Treasurer and Chief Financial Officer
Edward C. Delk
Secretary and Chief Compliance Officer
Tony Huang
Vice President and Assistant Secretary

Investment Adviser
Advent Capital Management, LLC New York, NY
Servicing Agent
Guggenheim Funds Distributors, LLC Chicago, IL
Accounting Agent and Custodian
The Bank of New York Mellon New York, NY
Administrator
MUFG Investor Services (US), LLC Rockville, MD
Transfer Agent
Computershare Trust Company, N.A. Jersey City, NJ
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

76 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2018
Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent).
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 77

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(12/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-AR-1018

Item 2.  Code of Ethics.
a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).
(b)           No information need be disclosed pursuant to this paragraph.
(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)           Not applicable.
(f)           (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
               (2)  Not applicable.
               (3)  Not applicable.
 Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an “independent” Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.
Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.
Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $140,000 and $98,350 for the fiscal years ended October 31, 2018, and October 31, 2017, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2018, and October 31, 2017, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.
The registrant’s principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,510 and $17,000 for the fiscal years ended October 31, 2018, and October 31, 2017, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2018, and October 31, 2017, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.
AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
Statement of Principles
The Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the “Service Pre-Approval Documents”.  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.
Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”).  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the

Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $17,510 and $17,000 for the fiscal years ended October 31, 2018, and October 31, 2017, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
b)   Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the “Manager”).  The Manager’s Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The portfolio managers of the Fund (the “Portfolio Managers”) are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.  The following provides information regarding the Portfolio Managers as of October 31, 2018:
Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2018:
Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$946,308,593	0	$0
Other pooled investment vehicles	3	$196,107,222	3	$196,107,222
Other accounts	483	$5,525,717,646	0	$0

Paul Latronica
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$946,308,593	0	$0.00
Other pooled investment vehicles	1	$235,104,448	0	$0.00
Other accounts	445	$3,455,459,122	2	$576,334,379

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual’s responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2018:
Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001-$500,000
Paul Latronica	$10,001- $50,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.

Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)     Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent Claymore Convertible Securities and Income Fund
By:        /s/ Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 4, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 4, 2019
By:         /s/ Robert White
Name:    Robert White
Title:      Treasurer and Chief Financial Officer
Date:      January 4, 2019